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EXHIBIT 23.2

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 4, 2003 (except for Note 10 fifth paragraph and Note 12 second paragraph, as to which the date is March 20, 2003) included in Granite City Food & Brewery Ltd.'s Form 10-KSB for the year ended December 29, 2002.

/s/ Schechter Dokken Kanter Andrews & Selcer Ltd.

Minneapolis, Minnesota
April 28, 2003

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EXHIBIT 23.2
CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS